Exhibit 99.1

Access National Increases First Quarter Earnings and Dividend

RESTON, Va.--(BUSINESS WIRE)--April 22, 2013--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank, reported first quarter net income of $3.7 million, a $247 thousand increase over the $3.4 million recorded in the first quarter of 2012. This represents the company’s 51st consecutive quarterly profit over its 53 quarter history. Net income per diluted common share was $0.35, an increase of 6% over the $0.33 reported in the first quarter of 2012.

The Board of Directors declared a cash dividend of $0.10 per share for holders of record as of May 8, 2013 and payable on May 24, 2013. This dividend represents a steady migration towards the stated objective equal to a 40% payout ratio of core earnings. It also represents a 1 cent increase from the prior quarter and a 9 cent cumulative increase over the past 2 years.

The increase in net income between the first quarter of 2013 and 2012 is mainly attributable to a 17% increase in pretax earnings from the banking segment while the mortgage segment contribution decreased slightly in the first quarter of 2013 when compared to the first quarter of 2012.

Net interest margin for the first quarter of 2013 decreased to 3.73% from 3.91% as of the first quarter of 2012.

Annualized return on average assets was 1.66% for both the first quarter of 2013 and 2012. Annualized return on average equity was 15.95% for the quarter ended March 31, 2013 compared to 16.03% for the same period last year.

Total assets amounted to $876.4 million compared to $863.9 million at December 31, 2012. While the growth in assets was minimal, the overall distribution of assets experienced a major shift resulting from growth of the commercial banking segment and lower activity in the mortgage segment. The decrease in loans held for sale of $42.0 million was offset by a growth in investment securities of $18.7 million, interest bearing and cash balances of $14.1 million, and loans held for investment of $22.7 million. The growth in loans held for investment was highlighted by a 7.2% or $10.8 million growth in commercial and industrial loans to the bank’s target market.

Total deposits at March 31, 2013 increased $61.7 million from December 31, 2012. As a result of management’s continued focus on expanding business banking relationships, noninterest-bearing deposits increased $20.6 million or 12.56% from December 31, 2012, and comprised 25.21% of the deposit portfolio at March 31, 2013.

Non-performing assets (NPAs) decreased to $1.7 million or 0.20% of total assets at March 31, 2013, down from $2.7 million or 0.32% of assets at December 31, 2012. The Corporation did not have other real estate owned at March 31, 2013. The allowance for loan losses totaled $12.9 million or 2.01% of total loans held for investment as of March 31, 2013.

Book value per common share increased 8.7% at March 31, 2013 to $9.10, compared to $8.37 at March 31, 2012 during which time shareholders have also received $0.99 of dividends per share. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 10.72% at March 31, 2013 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

The Corporation announced April 2, 2013, the closure of its Mortgage Production Branch (Branch) located in Denver, Colorado with all activities and obligations terminated as of April 30, 2013. In order to evaluate the impact of this change on the overall Corporation’s financial performance, condensed consolidated pro forma financial statements are presented at the end of this release. The pro forma information is presenting results as if the Branch, which is closing April 30, 2013, had not been in existence in the three month periods ended March 31, 2013 and 2012. The pro forma reflects year over year increases in loan volume of 7.4% and purchase loan units of 12.68% from continuing operations. Closure of the Denver Mortgage Production Branch will enable management to focus resources aimed at cultivating purchase oriented business in the Washington DC Metropolitan area consistent with the bank’s target market.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	March 31,	December 31,	March 31,
	2013	2012	2012
(In Thousands)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$8,780	$15,735	$6,769

Interest-bearing balances and federal funds sold	43,241	22,206	30,009

Investment securities:
Available-for-sale, at fair value	68,538	35,759	38,209
Held-to-maturity, at amortized cost (fair value of $31,096, $45,308 and $64,802)	30,854	44,952	64,950
Total investment securities	99,392	80,711	103,159

Restricted Stock, at amortized cost	2,034	4,237	3,665

Loans held for sale - at fair value	69,587	111,542	75,552

Loans held for investment net of allowance for loan losses of $12,860, $12,500 and $11,941, respectively	626,836	604,478	561,374

Premises, equipment and land, net	8,539	8,517	8,584

Other assets	17,952	16,488	15,643

Total assets	$876,361	$863,914	$804,755

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$184,785	$164,161	$136,895

Savings and interest-bearing deposits	187,223	187,997	193,396

Time deposits	361,159	319,338	336,934

Total deposits	733,167	671,496	667,225

Short-term borrowings	32,258	83,091	32,343

Long-term borrowings	-	-	3,268

Subordinated debentures	6,186	6,186	6,186

Other liabilities and accrued expenses	10,777	11,874	10,126

Total Liabilities	782,388	772,647	719,148

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,329,104, 10,317,767 and 10,228,761 shares, respectively	8,625	8,615	8,541

Additional paid in capital	17,270	17,155	16,613

Retained earnings	68,159	65,404	60,434

Accumulated other comprehensive income (loss), net	(81)	93	19

Total shareholders' equity	93,973	91,267	85,607

Total liabilities and shareholders' equity	$876,361	$863,914	$804,755

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended
	March 31, 2013	March 31, 2012
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,596	$8,671

Interest on federal funds sold and bank balances	25	31

Interest on securities	535	649
Total interest income	9,156	9,351

INTEREST EXPENSE
Interest on deposits	1,001	1,273

Interest on other borrowings	66	210
Total interest expense	1,067	1,483
Net interest income	8,089	7,868

Provision for loan losses	225	718
Net interest income after provision for loan losses	7,864	7,150

NONINTEREST INCOME
Service charges and fees	169	177

Gain on sale of loans	7,881	10,944

Other Income	2,794	980
Total noninterest income	10,844	12,101

NONINTEREST EXPENSE
Salaries and benefits	8,069	8,335

Occupancy and equipment	704	651

Other operating expense	3,882	4,778
Total noninterest expense	12,655	13,764
Income before income tax	6,053	5,487

Income tax expense	2,369	2,050
NET INCOME	3,684	3,437

Earnings per common share:
Basic	$0.36	$0.34
Diluted	$0.35	$0.33

Average outstanding shares:
Basic	10,322,623	10,200,656
Diluted	10,437,600	10,312,845

Performance and Capital Ratios

	Three Months	Three Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	December 31,	December 31,
(Dollars In Thousands)	2013	2012	2012	2011

Return on average assets (annualized)	1.66%	1.66%	2.15%	1.50%
Return on average equity (annualized)	15.95%	16.03%	19.68%	14.80%
Net interest margin	3.73%	3.91%	3.94%	3.82%
Efficiency ratio - Bank only	53.22%	52.17%	51.71%	52.92%
Total average equity to earning assets	10.66%	10.64%	11.24%	10.46%

Averages
Assets	$888,589	$827,438	$826,233	$758,994
Loans held for investment	626,504	568,351	583,724	520,062
Loans held for sale	74,768	79,575	78,543	51,774
Interest-bearing deposits & federal funds sold	58,935	50,471	33,272	58,128
Investment securities	106,644	106,644	105,520	107,765
Earning assets	866,906	804,884	800,917	735,928
Interest-bearing deposits	575,786	558,029	526,346	465,301
Total deposits	744,843	670,327	672,693	565,450
Repurchase agreements & federal funds purchased	30,389	28,426	26,744	36,612
Commercial paper & other short term borrowings	5,056	15,708	14,748	59,220
Long-term borrowings	6,186	4,750	9,201	12,382
Equity	$92,397	$85,801	$90,047	$76,969

Banking segment - income before taxes	$3,798	$3,240	$14,730	$13,972
Mortgage segment - income before taxes	$2,808	$2,832	$15,656	$6,358
Other segments - income before taxes	$(553)	$(585)	$(1,955)	$(2,655)
Mortgage loan originations and brokered loans	$217,680	$257,295	$1,130,089	$831,564
Allowance for losses on mortgage loans sold	$4,475	$2,874	$4,376	$2,616

Book value per common share	$9.10	$8.37	$8.85	$8.13

Composition of Loan Portfolio

	March 31, 2013		December 31, 2012
		Percentage		Percentage
(Dollars In Thousands)	Amount	of Total	Amount	of Total

Commercial real estate-owner occupied	$185,306	28.97%	$182,655	29.60%
Commercial real estate-non owner occupied	104,428	16.32	107,213	17.38
Residential real estate	150,229	23.48	144,521	23.43
Commercial	160,150	25.04	149,389	24.21
Real estate construction	35,252	5.51	30,038	4.87
Consumer	4,331	0.68	3,162	0.51
Total loans	$639,696	100.00%	$616,978	100.00%
Less allowance for loan losses	12,860		12,500
	$626,836		$604,478

Composition of Deposits

	March 31, 2013		December 31, 2012
		Percentage of		Percentage of
(Dollars In Thousands)	Amount	Total	Amount	Total

Demand deposits	$ 184,785	25.21%	$ 164,161	24.44%
Interest-bearing demand deposits	56,837	7.75	71,015	10.58
Savings and money market	130,170	17.75	116,554	17.36
CDARS-reciprocal time deposits	219,896	29.99	170,835	25.44
Brokered deposits	27,202	3.71	29,277	4.36
Time deposits	114,277	15.59	119,654	17.82
Total Deposits	$ 733,167	100.00%	$ 671,496	100.00%

Asset Quality Trend Profile

	Three Months	Twelve Months	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012

Total assets	$876,361	$863,914	$849,348	$841,709	$804,755
Total loans held for investment	$639,696	$616,978	$590,619	$582,600	$573,315

Allowance for loan losses - beginning balance	$12,500	$11,738	$11,738	$11,738	$11,738
Charge offs	-	(2,165)	(1,829)	(1,425)	(984)
Recoveries	135	1,412	799	528	469
Net charge offs	135	(753)	(1,030)	(897)	(515)
Provision for loan losses	225	1,515	1,340	1,190	718
Allowance for loan losses - ending balance	$12,860	$12,500	$12,048	$12,031	$11,941

Allowance for loan losses/loans held for investment	2.01%	2.03%	2.04%	2.06%	2.08%

Delinquent 30 - 90 days	$671	$-	$-	$614	$-
Percentage of loans delinquent	0.10%	0.00%	0.00%	0.11%	0.00%

Non-accrual loans	$1,738	$2,743	$3,626	$5,209	$5,350
OREO	$-	$-	$-	$-	$-
Total NPA	$1,738	$2,743	$3,626	$5,209	$5,350
NPA to total assets	0.20%	0.32%	0.43%	0.62%	0.66%
Allowance for loan losses/NPA	739.93%	455.71%	332.27%	230.97%	223.20%

OREO Expense	$39	$6	$1	$1	$2
Gain on Sale of OREO	$-	$-	$-	$-	$-
OREO expense net	$39	$6	$1	$1	$2

Allowance for losses on mortgage loans sold	$4,475	$4,376	$4,802	$4,216	$2,874
Provision for losses on mortgage loans sold	$218	$2,510	$2,186	$1,600	$258

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Three Months Ended

	March 31, 2013			March 31, 2012
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$106,697	$535	2.00%	$106,487	$649	2.44%
Loans held for sale	74,768	614	3.28%	79,575	850	4.27%
Loans(1)	626,504	7,982	5.10%	568,351	7,821	5.50%
Interest-bearing balances and federal funds sold	58,937	25	0.17%	50,471	31	0.25%
Total interest earning assets	866,906	9,156	4.22%	804,884	9,351	4.65%
Noninterest earning assets:
Cash and due from banks	11,386			8,966
Premises, land and equipment	8,544			8,641
Other assets	14,361			16,754
Less: allowance for loan losses	(12,608)			(11,807)
Total noninterest earning assets	21,683			22,554
Total Assets	$888,589			$827,438

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$85,053	$42	0.20%	$62,243	$51	0.33%
Money market deposit accounts	118,927	89	0.30%	130,362	146	0.45%
Savings accounts	2,444	1	0.14%	2,557	1	0.16%
Time deposits	369,362	869	0.94%	362,867	1,075	1.19%
Total interest-bearing deposits	575,786	1,001	0.70%	558,029	1,273	0.91%
Borrowings:
FHLB Advances	5,056	4	0.32%	1,203	4	1.33%
Securities sold under agreements to repurchase and federal funds purchased	30,389	9	0.11%	28,426	10	0.14%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	-	-	0.00%	4,750	41	3.45%
FDIC Term Note	-	-	0.00%	14,505	98	2.70%
Subordinated Debentures	6,186	53	3.43%	6,186	57	3.69%
Total borrowings	41,631	66	0.63%	55,070	210	1.53%
Total interest-bearing deposits and borrowings	617,417	1,067	0.69%	613,099	1,483	0.97%
Noninterest-bearing liabilities:
Demand deposits	169,056			112,298
Other liabilities	9,719			16,240
Total liabilities	796,192			741,637
Shareholders' Equity	92,397			85,801
Total Liabilities and Shareholders' Equity:	$888,589			$827,438

Interest Spread(2)			3.53%			3.68%

Net Interest Margin(3)		$8,089	3.73%		$7,868	3.91%

(1) Loans placed on nonaccrual status are included in loan balances
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

	Access National Corporation
	Condensed Consolidated Statement of Income
	Three Months Ended March 31, 2013
	(In Thousands, Except for Share Data)

	As Reported	Adjustment for Mortgage Production Branch Closure	Pro Forma Totals
Interest and dividend income	$9,156	$-	$9,156

Interest expense	1,067	-	1,067

Net interest income	8,089	-	8,089
Provision for loan losses	225	-	225
Net interest income after provision for loan losses	7,864	-	7,864

Noninterest income	10,844	(3,240)	7,604

Noninterest expense	12,655	(1,921)	10,734

Income before income taxes	6,053	(1,319)	4,734

Provision for income taxes	2,369	(514)	1,855

Net income	$3,684	$(805)	$2,879

Earnings per common share:
Basic	$0.36	$(0.08)	$0.28
Diluted	$0.35	$(0.08)	$0.27

Average outstanding shares:
Basic	10,322,623	-	10,322,623
Diluted	10,437,600	-	10,437,600

Average total assets (in thousands)	$888,589	$(827)	$887,762
Average shareholders' equity (in thousands)	$92,397	$(981)	$91,416

Return on average assets (annualized)	1.66%	(0.36)%	1.30%
Return on average shareholders' equity (annualized)	15.95%	(3.35)%	12.60%

Total loan volume (in thousands)	$217,680	$(65,741)	$151,939
Purchase loan units as a percentage of business	25.13%	12.61%	37.74%

	Access National Corporation
	Condensed Consolidated Statement of Income
	Three Months Ended March 31, 2012
	(In Thousands, Except for Share Data)

	As Reported	Adjustment for Mortgage Production Branch Closure	Pro Forma Totals
Interest and dividend income	$9,351	$-	$9,351

Interest expense	1,483	-	1,483

Net interest income	7,868	-	7,868
Provision for loan losses	718	-	718
Net interest income after provision for loan losses	7,150	-	7,150

Noninterest income	12,101	(5,519)	6,582

Noninterest expense	13,764	(3,601)	10,163

Income before income taxes	5,487	(1,918)	3,569

Provision for income taxes	2,050	(748)	1,302

Net income	$3,437	$(1,170)	$2,267

Earnings per common share:
Basic	$0.34	$(0.11)	$0.23
Diluted	$0.33	$(0.11)	$0.22

Average outstanding shares:
Basic	10,200,656	-	10,200,656
Diluted	10,312,845	-	10,312,845

Average total assets (in thousands)	$827,438	$(1,305)	$826,133
Average shareholders' equity (in thousands)	$85,801	$(686)	$85,115

Return on average assets (annualized)	1.66%	(0.56)%	1.10%
Return on average shareholders' equity (annualized)	16.03%	(5.38)%	10.65%

Total loan volume (in thousands)	$257,295	$(115,798)	$141,497
Purchase loan units as a percentage of business	17.80%	$19.37%	$37.17%

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100